________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest           Commission File Number
          event reported) January 28, 2002                  0-23155

                                 TRIMERIS, INC.
                           (Exact name of registrant)


              Delaware                                 56-1808663
      (State of organization)            (I.R.S. Employer Identification Number)


          3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
             (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)

________________________________________________________________________________

ITEM 5.   OTHER EVENTS

     Pursuant to the terms and conditions of the form of Purchase Agreement filed as Exhibit 99 to this Current Report, on January 29, 2002, Trimeris, Inc. closed a private placement of an aggregate of 1,257,500 shares of common stock to new and current shareholders at a price per share of $34.00.

ITEM 7.   EXHIBITS

          Exhibit No.
          -----------

               99 Form of Purchase Agreement dated as of January 23, 2002 by and between Trimeris, Inc. and the Purchasers set forth on the signature page thereto.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRIMERIS, INC.



                                        By: /s/ Dani P. Bolognesi
                                           -------------------------------------
                                           Dani P. Bolognesi
                                           Chief Executive Officer and
                                           Chief Scientific Officer

Dated: January 29, 2002

                                       3